CONSENT OF INDEPENDENT AUDITORS


        PAGE 1
                                                             EXHIBIT 23


               Consent of Ernst & Young LLP, Independent Auditors
                   ------------------------------------------

        We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-29136) pertaining to the CSX Corporation Capital Builder Plan of our report dated March 21, 2000, with respect to the financial statements and schedules of the CSX Corporation Capital Builder Plan included in this Annual Report (Form 11-K) for the fiscal year ended September 30, 1999.



                              /s/ ERNST & YOUNG LLP



Jacksonville, Florida
March 21, 2000


                                      I-1